Other Income	12 Months Ended
Apr. 30, 2023
Other Income [Abstract]
Other income

16. Other income

For the year ended April 30, 2023, other income mainly consists of $1.88 million employee retention credit (“ERC”) received. The ERC is a tax credit for businesses that continued to pay employees while shut down due to the COVID-19 pandemic or had significant declines in gross receipts from March 13, 2020 to December 31, 2021.